Medifast®

Proven, Healthy Weight Loss™

Investor Presentation

Michael MacDonald, Chairman & Chief Executive Officer

January, 2013

Safe Harbor Statement

Certain information included in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as "intend" or other similar words or the negative of such terminology. Similarly, descriptions of Medifast's objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Medifast believes this presentation should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, Medifast's inability to attract and retain independent Health Coaches and Members, stability in the pricing of print, TV and Direct Mail marketing initiatives affecting the cost to acquire customers, increases in competition, litigation, regulatory changes, and its planned growth into new domestic and international markets and new channels of distribution. Although Medifast believes that the expectations, statements, and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this presentation, as well as those set forth in its latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K.

Medifast.

Medifast Products and Programs Have Been Recommended by over 20,000 Doctors Since 1980 and Used by Over a Million Customers Since 1980

FAST

SAFE

SIMPLE

LONG TERM

PORTABLE

Medifast.

Vision

To create health, hope, and happiness through clinically proven weight-management products, programs, and support

Mission

To combat the obesity epidemic and improve health in two ways:

- Through clinically proven weight-management products & programs
- Through multiple, innovative support channels, each of which meets different personal weight management, health, and wellness needs

Medifast.

- Rapidly growing addressable market and significant market penetration opportunities
- Vertically integrated model producing industry leading gross margins
- Strong historical track record of growth in sales, profits and cash flows
- Consistent profitability and return on invested capital

Over 70 Unique Food Items




Forbes 2012
BEST SMALL COMPANIES
TOP 10
Medifast

Medifast.

Medifast 5&1 Plan, Transition, & Maintenance

Weight Loss Phase

Our 5 & 1 Plan features Medifast's nutritionally balanced, fortified meal replacements and a Lean & Green Meal. They keep you nourished—and satisfied—so you lose weight quickly and safely.

Transition Phase

When you are near or at your goal weight, we'll help you increase your daily calories by adding a wider variety—and more portions—of lean proteins, fruits, vegetables, whole grains, and low-fat dairy.

Maintenance Phase

When you've completed the transition phase, we'll help you calculate your daily caloric needs and build a maintenance plan based on your height, weight, age, gender, and activity level—so you stay fit for life.

24 Vitamins & Minerals
110 Calories
11g Protein
4g Fiber
13g Carbohydrates


BEST SELLER
Peanut Butter Crunch Bar


Sun-dried Tomato Salmon with Asparagus

Clinically Proven and Scientifically Based

We're different. Here's why.

You can choose from among hundreds of weight-loss plans, diets, programs, pills, and gadgets—all claiming to be different, though many are remarkably similar. It's the science and support that sets Medifast apart.



MacDonald Center for Obesity Prevention & Education



Scientific Advisory Board




Medifast.
MEDICAL PROVIDERS
Take Shape For Life.
FUELED BY Medifast.
ONE
Medifast.
Medifast.
DIRECT
Medifast
WEIGHT CONTROL CENTERS®

Medifast.

MANUFACTURING AND DISTRIBUTION

- Company-owned state-of-the-art manufacturing and distribution facilities
- Help support industry leading gross margins
- Capacity in place to drive aggressive growth



Owings Mills, MD



Ridgely, MD



Dallas, TX

Medifast.

Strong, Consistent Financial Performance



37% CAGR
(2007 - 2011)
$85.0
$110.1
$169.7
$257.6
$298.2
$273.5
2007
2008
2009
2010
2011
First Nine Months 2012
Revenue

Medifast.

Strong, Consistent Financial Performance



62% CAGR
(2007 - 2011)
$0.19
$0.30
$0.77
$1.35
$1.31
$1.02
2007
2008
2009
2010
2011
First Nine Months 2012
EPS

Medifast.

U.S. Weight Loss Market is Estimated to be a $65B per Year Industry

Total Market – $65B
Served Market – $18B



Unserved Weight Loss
$47B
-Diet Soft Drinks
-Artificial Sweeteners
-Health Club Revenues
Served
Weight Loss
$18B

Source: U.S. Census Data, CDC Data, IBIS World, MarketData Enterprises

Medifast.

2/3 of the U.S. Population is Overweight or Obese


U.S. Population
314M
15 or Older
251M
Overweight/
Obese 173M
Dieting
93M

Source: U.S. Census Data, CDC Data, IBIS World, MarketData Enterprises

The Obesity Market is "Growing"

Medifast. Current Medifast National Market Coverage

Significant Growth Opportunity to Cover "White Space"

Medifast Sales



Medifast.

International Coverage Opportunity

1.6B Overweight Globally and Expected to Grow 40% in Next 10 Years



Canada
Europe
Asia
Mexico (Medix)
India
Brazil
Latin America Through Medix
Australia

Medifast.


Take Shape
For Life.
FUELED BY Medifast

Medifast.

Take Shape For Life.
FUELED BY Medifast.

Direct Selling Overview

- US direct selling accounts for $30B
  - 24% or $7B comes from weight-loss products
- 15.6M people engaged in direct sales in the US
- U.S. is the #1 direct selling market in the world

Medifast.

Take Shape For Life. FUELED BY Medifast.

Free Personal Health Coach & Mentor to Guide Clients Through Their Weight Loss and Weight Management Journey

- Health Coaches are required to take competency exam.
- Health Coaches do not need to purchase product themselves to receive commission.
- Health Coaches are not compensated for their own orders or for recruitment of clients/health coaches.
- Health Coaches do not hold inventory. Health Coaches direct their clients to Take Shape for Life for product purchases.

Medifast.

Take Shape For Life.

FUELED BY Medifast.



Direct Sales Revenues
(in $ millions)
$60
$50
$40
$30
$20
$10
$0
$29.6
$37.6
$42.0
$43.7
$41.5
$46.8
$49.3
$46.4
$43.3
$53.0
$55.7
$55.6
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

Medifast.

Take Shape For Life.
FUELED BY Medifast.

Coverage Expansion

- Expand coverage to new markets to cover "white space"
- Leverage *Success from Home* magazine & Dr A's book tour


TSFL
CORPORATE
Medifast
5&1
Plan
HABITS of
HEALTH
SYSTEM
VIRTUAL
CLINIC
BeSlim
CLUB
YOU
YOUR HEALTH COACH


SUCCESS FROM HOME
DISCOVER
OPTIMAL
HEALTH
WITH
TAKE
SHAPE
FOR LIFE
CREATE
THE LIFE
YOU
WERE MEANT
TO LIVE


DR. A's
HABITS
of HEALTH
Dr. Wayne Scott Andersen

Medifast.

Take Shape For Life.
FUELED BY Medifast.

Improve Field Effectiveness

- Create development plan with simplified standards & processes
- Enhance field communications & coach tools
- Expand mobile "on-the-go" business



Take Shape For Life
Healthy Body
& Achieving Senior Coach
Getting Started Checklist
Take Shape For Life
TEAM BUILDING



My Take Shape For Life.
Medifast Meals
Lean
Green
Water
Healthy Fats
Progress Report
Favorite Meals

Medifast.

Medifast® DIRECT


Medifast.
DIRECT
Self Guided Weight Loss & Weight Management with the Convenience of Online Ordering, Support, & Tools

Medifast. DIRECT


Direct Response Revenues
(in $ millions)
$30
$20
$10
$0
17.3
16.1
14.7
19.3
19.6
19
15.6
22.5
22.5
21.2
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

- **Only 10% of 210 DMAs* over $1M in annual sales**
- **66% of total volume is done by just 10% of DMA's**
- **50% of 210 DMA's under $100k in annual volume**

****September 2011 – August 2012 volume***

DMA = Designated Market Area

Medifast.

Medifast. DIRECT

Optimize Marketing & Promotional Spends to Improve Profit

- Drive multi-media customer acquisition strategy (website/call center)
- Continue to evaluate discounts & promotional offers
- Ensure effective execution of capital & high resource projects



Shopping is simple
Choose either:
Picking your own boxes? Order one of two ways:
Quick Shop >
New!



FREE Shipping | FREE Meals*
Medifast.
Proven, Healthy Weight Loss
Get Offer >>

Medifast DIRECT

Website Performance Critical Success Factors

- Mobile friendly
- Site load speed improved
- Simplified design
- Improved navigation
- SEO benefits
- Optimized content
- Multiple versions for new & returning visitors



Clinically proven weight loss.
Real People. Real Stories.
More Success Stories
Video Stories
What's Your Medifast Story?
Join our Mailing List

Medifast.

Medifast WEIGHT CONTROL CENTERS®



Medifast
WEIGHT CONTROL CENTERS
137

Medifast.

Medifast WEIGHT CONTROL CENTERS®

Weight Loss Management Partnership with a Team of Professionals Dedicated to Member Success

- Brick-and-mortar centers offering supervised & structured programs
- Currently operating **88** company-owned & **32** franchise-owned centers



Medifast
WEIGHT CONTROL CENTERS®
Get fast, safe, supported weight loss right in your neighborhood at one of our Medifast Weight Control Centers in over 60 cities nationwide
Medifast
WEIGHT CONTROL CENTERS


Clinic Revenues
(in $ millions)
$16
$14
$12
$10
$8
$6
$4
$2
$0
6.7
6.7
6.8
8.2
9.7
10.6
10.7
13.4
15.4
14.2
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

Medifast.

Medifast WEIGHT CONTROL CENTERS®

Focus on Strengthening Overall Corporate Center Operational, Member Acquisition, and Member Counseling Practices

- Q1 loss led to significant employee restructure in April, 2012
- Removed many program & food discounts
- Heightened focus on operational efficiencies
- Acquire & retain members by focusing on weight loss maintenance

Medifast.

Medifast WEIGHT CONTROL CENTERS®

Expand Franchise Footprint

- Focus on current franchisee expansion
- International presence through Medix strategic partnership
- Medifast to provide focused resources and support



Medifast.
MEDICAL PROVIDERS



Medifast.

Medifast. MEDICAL PROVIDERS


CUSTOMER
Health Care Systems
Ambulatory Care Centers
Clinics & Medi Spas
Individual Practices

ONE Medifast®

- Execution of strategic planks and driving forces for change will drive aggressive growth
- Infrastructure & process discipline lead to margin expansion opportunities
- New talent and employee development = increased earnings and cash flow generation